UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2022

Claros Mortgage Trust, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40993	47-4074900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Mack Real Estate Credit Strategies, L.P.
60 Columbus Circle, 20th Floor
New York, New York	10023
(Address of principal executive offices)	(Zip Code)

(212) 484-0050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMTG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into an Amendment to a Material Definitive Agreement.

On May 31, 2022, CMTG GS Finance LLC, a subsidiary of Claros Mortgage Trust, Inc. (the “Company”), entered into an amendment to the Amended and Restated Master Repurchase and Securities Contract Agreement (the “Goldman Sachs Warehouse Facility”) with Goldman Sachs Bank, USA, pursuant to which the maximum facility amount was decreased from $750,000,000 to $500,000,000.

The foregoing description of the amendment to the Goldman Sachs Warehouse Facility is only a summary of certain material provisions of the amendment and is qualified in its entirety by reference to a copy of such amendment, which is filed herewith as Exhibit 10.1 and by this reference incorporated herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	The Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on June 1, 2022 via live webcast.

(b)	The following proposals were voted upon at the Annual Meeting, and the final voting results with respect to each such proposal are set forth below:

Proposal 1:

The Company’s stockholders elected the nine nominated directors identified below, each to serve and to hold office for a one-year term until the Company’s next annual meeting of stockholders in 2023 and until their successors have been duly elected and qualified or until their earlier resignation or removal.

Nominee	For	Withheld	Broker Non-Votes
Richard Mack	90,182,261	58,751	1,980,652
Michael McGillis	90,239,257	1,755	1,980,652
Steven L. Richman	90,238,857	2,155	1,980,652
Andrew Silberstein	90,238,757	2,255	1,980,652
Derrick D. Cephas	90,238,357	2,655	1,980,652
Mary Haggerty	90,239,522	1,490	1,980,652
Pamela Liebman	90,239,522	1,490	1,980,652
Vincent Tese	90,238,357	2,655	1,980,652
W. Edward Walter III	90,239,257	1,755	1,980,652

Proposal 2:	The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain	Broker Non-Votes
86,469,349	2,314	5,750,001	0

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	First Amendment to Amended and Restated Master Repurchase and Securities Contract Agreement, dated as of May 31, 2022, by and between CMTG GS Finance LLC and Goldman Sachs Bank USA.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAROS MORTGAGE TRUST, INC.

Date: June 3, 2022	By:	/s/ J. Michael McGillis
J. Michael McGillis
President